                                                                   Exhibit 10.14

                                                           Agreement No.________

                            Non-Disclosure Agreement

This Agreement is made between CELERITY SYSTEMS, INC., ("CELERITY") and UNISYS Corporation - Federal Systems Division. ("UNISYS") and concerns the handling, safeguarding and exchange of sensitive, proprietary or confidential information (collectively "Proprietary Information"). It is agreed and understood that any exchange of such Proprietary Information is expressly for the sole purpose of CELERITY and UNISYS evaluating a possible business arrangement involving an existing UNISYS contract with a federal government agency.

1. For the purposes hereof, Proprietary Information shall be any documents, materials or information that (i) is in tangible form and clearly marked as being proprietary, confidential or sensitive and (ii) is received by one party to this Agreement ("Recipient") from the other party to this Agreement ("Transmitter").

2. The Recipient agrees to safeguard, protect and handle all Proprietary Information made available under this Agreement with the same degree of care and procedures as Recipient applies to its own confidential or proprietary information. Without the written consent of the Transmitter, the Recipient of Proprietary Information agrees (i) not to disclose, disseminate, reproduce or otherwise distribute such information and materials to any third party, except a governmental judicial authority's issued order and (ii) not to use such information for any other purposes beyond that expressly set forth in this Agreement.

3. All Proprietary Information disclosed under this Agreement shall remain the property of the Transmitter. It is agreed that the Recipient does not obtain any title or license rights to the Proprietary Information furnished under this Agreement.

4. All Proprietary Information exchanged under this Agreement shall be returned or destroyed in accordance with written instructions upon the earlier of a written request from the Transmitter or termination of this Agreement. Either party may terminate this Agreement, at any time, by providing written notice to the receiving party. Termination of this Agreement shall not be construed as relieving the Recipient of its obligations to safeguard, protect and dispose of the Proprietary Information as set forth in this Agreement.

5. The Recipient's obligations to protect, safeguard and handle Proprietary Information received hereunder shall not be binding if such Proprietary Information (i) is in the public domain through no fault of the Recipient,
     (ii) is known to the Recipient prior to disclosure hereunder, (iii) is lawfully disclosed to Recipient by a third party. The Recipient's obligations shall survive until the Proprietary Information has been returned, destroyed in accordance with written instructions or covered by a subsequent agreement between CELERITY and UNISYS for the contemplated services.

This represents the entire agreement of the parties relative to the subject matter and shall be governed and construed under the laws of the Commonwealth of Virginia.

Accepted by:

UNISYS Corporation                        CELERITY SYSTEMS, INC.


By: /s/ Dennis A. Chaloux                 By: /s/ William R. Chambers
  ----------------------------------         ----------------------------
Name: Dennis A. Chaloux                   Name: William R. Chambers
                                               --------------------------
Title: Sr. Subcontract Administrator      Title: Vice President
                                                -------------------------
Date: 6/30/97                             Date: 6/26/97

                               SUBCONTRACT BETWEEN

                               UNISYS CORPORATION
                               8008 Westpark Drive
                             McLean, Virginia 22102
                                       AND
                             CELERITY SYSTEMS, INC.
                      9051 Executive Park Drive, Suite 400
                           Knoxville, Tennessee 37923

SUBCONTRACT NUMBER:                                      97-IW0324-CELERITY

PRIME CONTRACT NUMBER:                                   263-96-D-0324

PERIOD OF PERFORMANCE:                                   (Reference Section 2.0)

SUBCONTRACT TYPE:                                        Firm-Fixed-Price (FFP)
                                                         Time & Material (T&M)
                                                         Purchase Orders

SUBCONTRACT AMOUNT:                                      (Reference Section 1.0)

PAYMENT TERMS:                                           Payment shall be made

                                                         upon receipt of proper

                                                         invoice, Net (30) days
                                                         (Reference Section 13.)

PRIORITY RATING:                                         N/A

SECURITY CLASSIFICATION:                                 None

UNISYS SUBCONTRACT ADMINISTRATOR:                        Dennis A. Chaloux

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE

1.0      Supplies/Services and Prices..........................................3
2.0      Period of Performance.................................................5
3.0      Packaging Labeling and Shipping.......................................5

                           4.0 Inspection and Acceptance
                           5.0 Assignment
                           6.0 Changes
                           7.0 Disputes Involving the Government

8.0      Binding Arbitration...................................................6

                           9.0      Delays
                           10.      Default
                           11.      Notices
                           12.      Invoices/Payments

13.      Patent Indemnity......................................................7

                           14.      Risk of Loss
                           15.      Termination

16.      Title.................................................................8

                           17.      Warranty
                           18.      Limitation of Liability
                           19.      Compliance With Laws

20.      Relationship of the Parties..........................................12

                           21.      Indemnification
                           22.      Limitation of Obligation
                           23.      Release of News Information
                           24.      Non-Waiver Rights

25.      Representations and Certifications...................................13

                           26.      Ethical Conduct
                           27.      Severability
                           28.      Applicable State Law
                           29.      Attachments/Exhibits
                           30.      Statement of Work

31.      Complete Agreement...................................................14

                                    RECITALS

         This Agreement is entered into by and between Unisys Corporation, Federal Systems Division, a Delaware corporation, with its principal offices located at 8008 Westpark Drive, McLean, Virginia 22102 (hereinafter referred to as the "BUYER"), and Celerity Systems, Inc. (hereinafter referred to as the "SELLER") with offices located at 9051 Executive Park Drive, Suite 400, Knoxville, Tennessee 37923.

                                 WlTNESSETH THAT

         In consideration of mutual promises, covenants, and agreements herein set forth, the Parties agree that the SELLER shall furnish and deliver to the BUYER all of the supplies, and perform all of the services set forth herein, for the consideration stated therein. The rights and obligations of the Parties to this Agreement shall be subject to and governed by the terms of this Agreement and other documents or specifications attached hereto or Referenced herein.

         This Agreement shall not be varied in its terms or conditions by any oral Agreement or representation, or otherwise than by an instrument in writing, unless executed by both SELLER and BUYER.

         The section titles used herein are for convenience only and shall in no way be construed as part of this Subcontract or as an indication of the meaning of the particular section.

1.0      SUPPLIES/SERVICES AND PRICES

         SELLER shall provide the necessary personnel and facilities to furnish the supplies/services as determined by or specified in individual Purchase Orders issued to the SELLER by the BUYER. All purchase orders shall be issued pursuant to and in accordance with this Agreement. Prices set forth in this Agreement include taxes, duties, similar charges and include shipping charges. All charges for deliveries to the Washington, D.C. Metropolitan Area are included in the item prices. Transportation charges for deliveries outside the Washington, D.C., Metropolitan Area will be negotiated on an individual Purchase Order basis.

Unless otherwise provided in writing by the Subcontract Administrator, the costs of the following items or activities shall be unallowable as a direct cost:

         1. Special rearrangement or alteration of facilities

         2. Purchase or lease of any item of general purpose office furniture, office equipment or FIP equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

         3. Travel to attend meetings unless specified in the purchase order issued by the Unisys Subcontract Administrator

         4. Capitalized nonexpendable equipment (defined as having an acquisition cost of $1,000 or more and a life expectancy of more than two years).

         5. Travel Costs unless specified in the specific Purchase Order. When authorized, expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of the resultant subcontract shall be subject to the provisions of Section 24 of Public Law 99-234 which amends the Office of Federal Procurement Policy Act to provide that Subcontractor costs for travel, including lodging, other subsistence, and incidental expenses, shall be allowable only to the extent that they do not exceed the amount allowed for federal employees. The Subcontractor, therefore, shall invoice and be reimbursed for all Travel costs in accordance with guidelines published in the Federal Register, Vol. 58, No. 42, Friday March 5, 1993.

         6. Postage shall be unallowable unless specifically stated in the Purchase Order.

         7. If appropriate, any and all Other Direct Costs (ODC's) shall be specified in the individual Purchase Orders.

         TRAVEL AND PER DIEM

         (a) Outside the Washington, D.C. Metropolitan Area:

         Travel by air will be reimbursed at actual not to exceed coach fare. Travel subsistence reimbursement will be authorized under the rates and conditions of the Federal Travel Regulations and if applicable, an Agency's Department Travel Manual. Per Diem will be reimbursed at actual, not to exceed the Per Diem rates set forth in Federal Property Management Regulations (FPMR) 41 CFR Chapter 101, Chapter 7, GSA Bulletin FPMR A-40 Supplement (in effect at time of travel). Travel of more than 10 hours, but less than 24 hours, when no lodging is required, Per Diem shall be one-half of the Meals and Incidental Expenses (M&IE) rate prescribed for the location where the majority of the time is spent performing official business. The Per Diem allowance shall not be allowed when the period of official travel is 10 hours or less during the same calendar day. Travel by privately owned vehicle will be reimbursed at the current GSA approved mileage rate. If the Subcontractor incurs travel costs in excess of the amount show in each Purchase Order, it is at its own expense.

         (b) Inside the Washington, D.C. Metropolitan Area:

               (1) Travel will be reimbursed based on the policies stated in paragraph (a) above.

               (2)  Normal commuting expenses are not allowed.

         (c) Travel will be reimbursed on a cost basis only. Any burden added to the travel costs will be allowed only as defined in the Subcontractor's standard accounting practice or disclosure statement.

The prices for the supplies/services to be provided by the SELLER are as follows:

CLIN              SUPPLIES/SERVICES       QTY.        UNIT PRICE       NET PRICE
----              -----------------       ----        ----------       ---------

**To be determined on an individual Purchase Order Proposal Basis.**

2.0 PERIOD OF PERFORMANCE

         The term of this Agreement shall be from the date of execution through 14 August 1997. The Agreement term may be extended four (4) additional twelve-month periods upon the BUYER's prior written notice of each such twelve-month extension period; provided, however, that this Agreement is not otherwise terminated pursuant to the Termination clause herein.

3.0 PACKAGING LABELING AND SHIPPING

         BUYER shall provide SELLER with packaging, labeling and shipping instructions with each purchase order issued pursuant to this Agreement. SELLER agrees to ship products ordered by BUYER in accordance with such instructions.

4.0 INSPECTION AND ACCEPTANCE

         SELLER shall only tender for acceptance those items that conform to the requirements of this Agreement. Unisys reserves the right to inspect or test any supplies or services that have been tendered for acceptance. Unisys may require repair or replacement of nonconforming supplies or reperformance of nonperforming services at no additional cost. Unisys agrees to exercise its post acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

The Unisys approving and accepting authority for inspection and acceptance of CLIN's will be the Program Manager or his designated representative. The Program Manager's designated representative will be identified on each individual P.O. issued pursuant to any resulting subcontract agreement.

Unless advised otherwise in individual Purchase Orders, inspection and acceptance of all CLIN's hereunder shall take place at the Government installation site. The installation site location shall be set forth in individual Purchase Orders.

5.0 ASSIGNMENT

         SELLER may assign it's rights to be paid amounts due as a result of performance under this contract, to a bank, trust company or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727)

6.0 CHANGES

         Changes in the terms and condition of this Agreement may be made only by written agreement of the parties hereto.

7.0 DISPUTES INVOLVING THE GOVERNMENT

         This Agreement is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this Agreement shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1 Disputes, which is incorporated herein by reference. SELLER shall proceed diligently with performance of this Agreement, pending final resolution of any dispute arising under this Agreement.

Any decision on appeal, or any other decision of the Government under the Prime Contract which cannot be appealed under the "Disputes" clause of the Prime Contract, if binding on the BUYER shall also bind the SELLER to the extent that it relates to this Agreement, provided the BUYER shall have promptly notified the SELLER of such decision and, if requested by SELLER, shall have brought suit or filed claim, as appropriate against the Government. A final judgment in any such suit or final disposition of such claim shall be conclusive upon the BUYER and the SELLER.

For any action brought by the BUYER on behalf of the SELLER pursuant to this clause, the SELLER agrees to indemnify and hold the BUYER harmless from all costs and expenses incurred by the BUYER in prosecuting any such appeal initiated by the BUYER at the Seller's request. All costs and expenses incurred by the BUYER shall be paid by the SELLER and shall not be reimbursed or compensable as a cost under the Agreement, unless recovered by the BUYER under the Prime Contract or as part of an award of damages to the BUYER based on such a claim.

8.0 BINDING ARBITRATION

         Any dispute or controversy between the BUYER and SELLER which concerns only the BUYER and the SELLER or which does not involve a final decision of the Government Contracting Officer, and which cannot be resolved by mutual agreement of the parties hereto, shall be settled by arbitration in accordance with the commercial rules then in effect of the American Arbitration Association. The place of such arbitration shall be Washington, D.C. Each party shall select one arbitrator and the two arbitrators so selected shall select the third arbitrator. The arbitrators shall be knowledgeable in Government procurement matters related to the types of supplies and services provided pursuant to this Agreement. The arbitration decision and award shall be binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

9.0 DELAYS

         SELLER shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the SELLER and without its fault or negligence. SELLER shall notify the BUYER in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the BUYER of the cessation of such occurrence.

10. DEFAULT

         If either party hereto fails to perform an obligation under this Agreement, the other party, may issue a default termination letter to the party in default of an obligation under this Agreement to cure the default condition. If the default condition is not remedied within ten (10) calendar days from the day of receipt of such letter, the issuer of the default termination letter may the without the necessity of any further notice, discontinue performance and terminate this Agreement for default and pursue any other remedies available at law or in equity. Any failure to exercise rights under this Article shall not constitute a waiver of any past, present or future right or remedy.

11. NOTICES

         All correspondence or notifications required under this Agreement shall be addressed as follows:

UNISYS Corporation                            Celerity Systems, Inc.

Attention: Dennis A. Chaloux
8008 Westpark Drive, Mail Stop W5A12
McLean, Virginia  22102
Phone: (703) 556-5578 Fax: (703) 556-5283

Attention: Bill Chambers
9051 Executive Park Drive, Suite 400
Knoxville, Tennessee 37923
Phone: (423) 539-5300 Fax: (423) 539-5390

12. INVOICES/PAYMENTS

         SELLER shall submit an original invoice and two (2) copies to:

                               UNISYS Corporation
                               Attention: Frederick W. Garner III
                               8008 Westpark Drive, Mail Stop W5F39
                               McLean, Virginia 22102

SELLER's invoice must include:

         (l) Name and address of the SELLER,

         (2) Invoice Date

         (3) Prime Contract Number, contract line item number and purchase order number

         (4) Description, quantity, unit of measure, unit price and extended price of the items delivered.

         (5) Shipping number and date of shipment including the bill of lading number and weight of shipment. Shipping charges shall be itemized separately.

         (6) Terms of any prompt payment discount if offered.

         (7) Name and address of official to whom payment is to be sent; and

         (8) Name, title and phone number of person to be notified in event of defective invoice.

         SELLER shall submit invoices for payment for the Products and Services accepted under this Agreement. Invoices for Products and Services may be submitted after the date of delivery of such Products and/or Services to the F.O.B. destination site. Upon receipt of a proper invoice, BUYER agrees to pay SELLER for accepted Products and Services net forty-five (45) days.

13. PATENT INDEMNITY

         SELLER agrees to indemnify BUYER, the United States Government and their respective officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of performance under this Agreement.

14. RISK OF LOSS

         Unless the Agreement specifically provides otherwise, risk of loss of damage to the supplies provided hereunder shall remain with the SELLER until, and shall pass to the BUYER upon; (1) delivery of the supplies to a carrier, if transportation is f.o.b. origin; or (2) delivery of the supplies to the BUYER at the destination specified in the Purchase Order, if transportation is f.o.b. destination.

15. TERMINATION

(a ) Insolvency Termination - Unless otherwise waived by BUYER in writing, this Agreement shall automatically terminate if SELLER(i) becomes insolvent, (ii) suffers the appointment of receiver or trustee to manage its business operations, (iii) attempts an assignment or transfer of this Agreement or any rights conferred under this Agreement without BUYER's consent, (iv) commences any bankruptcy, reorganization or liquidation action or (v) admits in writing that it is unable to perform its obligations under this Agreement.

(b ) Government Contract Termination - In the event the Government Agency (i) terminates the Government Contract, (ii) fails to renew or continue the Government Contract, (iii) directs or requests that UNISYS remove or cease use of Government Contract line items that are associated with the products and services covered by this Agreement or (iv) restructures or changes the requirements and/or substance of the Government Contract in a manner that serves to either generally or specifically eliminate the requirement for the products and services set forth in this Agreement, UNISYS may terminate this Agreement, in whole or in part with written notice to SELLER. In the event of any such termination, UNISYS shall not be liable to SELLER beyond payment for products and services ordered and received by UNISYS or the Government Agency, as applicable, prior to the effective termination date.

(c.) Ethics Non-Compliance Termination - This Agreement may be terminated by UNISYS with written notice if SELLER or an affiliated company is determined to be in violation of federal law, executive order, judicial order or the ethical provisions of Article 27 (Ethical Conduct) of this Agreement.

(d.) Termination Affects - Termination of this Agreement applies to business arrangement between SELLER and BUYER whereby covered products and services may be ordered by BUYER from SELLER. Any termination of this Agreement does not affect any granted software license rights which shall survive any such termination.

16. TITLE

         Unless specified elsewhere in this Agreement or individual Purchase Orders issued hereunder, title to items furnished under this Agreement shall pass to the BUYER upon acceptance, regardless of when or where BUYER takes physical possession.

17. WARRANTY

         SELLER warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this Agreement.

18. LIMITATION OF LIABILITY

         Except as otherwise provided by an express or implied warranty, SELLER will not be liable to BUYER for consequential, incidental, special, punitive, exemplary or similar damages resulting from any defect or deficiencies in accepted items. In no event shall BUYER be liable to SELLER, or any third party to this Agreement, for any consequential, incidental, special, punitive, loss of profit or revenue, exemplary or similar damages incurred or suffered, regardless of any notification of the possibility of such damages.

19. COMPLIANCE WITH LAWS

         SELLER agrees to comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this Agreement. SELLER agrees to comply with the following Federal Acquisition Regulation clauses, which shall be deemed incorporated by reference:

The following clauses, as amended and modified below, are applicable to this order/subcontract. Without limiting any other provisions of the order/subcontract, the clauses are incorporated by reference into this order/subcontract with the same force and effect as though set forth in full text. The dates of the clauses incorporated by reference are the same as the corresponding clause in the prime contract or higher tier subcontract. The following definitions shall apply to this order/subcontract except as otherwise specifically provided.

         "BUYER" - Means legal entity issuing this Order/Subcontract.

         "CONTRACTING OFFICER" - Means Buyer's authorized representative who signed this Order/Subcontract or is identified elsewhere in this Order/Subcontract and will mean Contracting Officer, whenever appropriate, where indicated elsewhere in these terms and conditions.

         "CONTRACTOR" - Means Seller.

         "SELLER" - Means legal entity which contracts with the Buyer.

         "CONTRACT" or "SCHEDULE" - Means this Order Subcontract.

         "SUBCONTRACTOR" - Means Seller's subcontractors.

         "GOVERNMENT" - Means Buyer and will mean Government, whenever appropriate, where indicated elsewhere in these terms and conditions.

         CLAUSE        TITLE
         ------        -----

         52.202-1      DEFINITIONS (OCT 1995)
         52.203-3      GRATUITIES (APR 1995)
         52.203-5      COVENANT AGAINST CONTINGENT FEE (APR 1984)
         52.203-6      RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
                       GOVERNMENT (JUL 1995)
         52.203-7      ANTI-KICKBACK PROCEDURES (JUL 1995)
         52.203-10     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                       ACTIVITY (SEP 1990)
         52.203-12     LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                       TRANSACTIONS
                       (JAN 1990)
         52.203-13     PROCUREMENT INTEGRITY -- SERVICE CONTRACTING
                       (APR 1984)
         52.204-2      SECURITY REQUIREMENTS (APR 1984)
         52.209-6      PROTECTING THE GOVERNMENT'S INTEREST WHEN

                       SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                       SUSPENDED, OR PROPOSED FOR DEBARMENT
                       (JUL 1995)
         52.210-5      NEW MATERIAL (APR 1984)
         52.210-7      USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY, AND
                       FORMER GOVERNMENT SURPLUS PROPERTY (APR 1984)
         52.212-13     STOP-WORK ORDER (AUG 1989)
         52.212-15     GOVERNMENT DELAY (AUG 1984)
         52.215-1      EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (FEB 1993)
         52.215-2      AUDIT AND RECORDS - NEGOTIATION (OCT 1995)
         52.215-22     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT
                       1995)
         52.215-23     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA -
                       MODIFICATIONS (DEC 1994)
         52.215-24     SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)
         52.215-26     INTEGRITY OF UNIT PRICES (OCT 1995)
         52.215-27     TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)
         52.215-31     WAIVER OF FACILITIES CAPITAL COST OF MONEY (SEP 1987)
         52.215-33     ORDER OF PRECEDENCE (JAN 1986)
         52.215-39     REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                       BENEFITS OTHER THAN PENSIONS (MAR 1996)
         52.215-40     NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
         52.215-42     REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION
                       OTHER THAN COST OR PRICING DATA MODIFICATIONS (OCT 1995)
         52.216-22     INDEFINITE QUANTITY (APR 1984)
         52.219-8      UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
                       SMALL BUSINESS CONCERNS (OCT 1995)
         52.219-9      SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED SMALL
                       BUSINESS SUBCONTRACTING PLAN (OCT 1995)
         52.222-1      NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)
         52.222-2      PAYMENT FOR OVERTIME PREMIUMS (APR 1984)
         52.222-3      CONVICT LABOR (APR 1984)
         52.222-20     WALSH-HEALY PUBLIC CONTRACTS ACT (APR 1984)
         52.222-24     PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE REVIEW (APR
                       1984) CLAUSE TITLE

         CLAUSE        TITLE
         ------        -----

         52.222-26     EQUAL OPPORTUNITY (APR 1984)
         52.222-28     EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                       (OVER $ 1,000,000) (APR 1984)
         52.222-35     AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                       VETERANS (APR 1984)
         52.222-36     AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

         52.222-37     EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                       VETERANS OF THE VIETNAM ERA (JAN 1988)
         52.223-2      CLEAN AIR AND WATER (OVER $ 100,000) (APR 1984)
         52.223-6      DRUG FREE WORKPLACE (JUL 1990)
         52.223-14     TOXIC CHEMICAL RELEASE REPORTING (OCT 1995)
         52.225-3      BUY-AMERICAN ACT - SUPPLIES (JAN 1994)
         52.225-11     RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)
         52.227-1      AUTHORIZATION AND CONSENT (OVER $50,000) (JUL 1995)
         52.227-2      NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                       INFRINGEMENT (OVER $100,000) (APR 1984)
         52.227-3      PATENT INDEMNITY (APR 1984)
         52.229-3      FEDERAL, STATE, AND LOCAL TAXES (OVER $ 100,000)
                       (JAN 1991)
         52.229-5      TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO
                       RICO (APR 1984)
         52.232-1      PAYMENTS (APR 1984)
         52.232-7      PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR
                       CONTRACTS (APR 1984)
         52.232-8      DISCOUNTS FOR PROMPT PAYMENT (APR 1989)
         52.232-9      LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
         52.232-11     EXTRAS (APR 1984)
         52.232-17     INTEREST (OVER $100,000) (JAN 1991)
         52.232-25     PROMPT PAYMENT (MAR 1994)
         52.232-28     ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)
         52.233-1      DISPUTES (OCT 1995)
         52.233-3      PROTEST AFTER AWARD (OCT 1995)
         52.237-2      PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND
                       VEGETATION (APR 1984)
         52.242-13     BANKRUPTCY (OVER $100,000) (JUL 1995)
         52.243-1      CHANGES - FIXED PRICE (AUG 1987)
         52.243-3      CHANGES - TIME-AND-MATERIALS OR LABOR-HOURS (AUG 1987)
         52.244-1      SUBCONTRACTS (FIXED PRICE CONTRACTS) (FEB 1995)
         52.244-3      SUBCONTRACTS (TIME-AND-MATERIALS AND LABOR-HOUR
                       CONTRACTS) (APR 1985)
         52.245-2      GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989)
         52.246-2      INSPECTION OF SUPPLIES -- FIXED PRICE (JUL 1985)
         52.246-4      INSPECTION OF SERVICES --FIXED PRICE (FEB 1992)
         52.246-16     RESPONSIBILITY FOR SUPPLIES (APR 1984)
         52.246-25     LIMITATION OF LIABILITY - SERVICES (APR 1984)
         S2.247-3S     FOB DESTINATION WITHIN CONSIGNEE'S PREMISES (APR 1984)
         52.249-2      TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                       (FIXED-PRICE) (APR 1984)
         52.249-4      TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (SERVICES)
                       (FIXED-PRICE) (APR 1984)
         52.249-8      DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (OVER $100,000)
                       (APR 1984)
         52.253-1      COMPUTER GENERATED FORMS (JAN 1991)

1-2 DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION (HSAR) (48 CFR CHAPTER
3) CLAUSES.

CLAUSE      TITLE
------      -----
352.202-1   DEFINITIONS (APR 1984)
352.232-9   WITHHOLDING OF CONTRACT PAYMENTS (APR 1984)
352.270-4   PRICING OF ADJUSTMENTS (APR 1984)
352.270-6   PUBLICATION AND PUBLICITY (JUL 1991)
352.270-7   PAPERWORK REDUCTION ACT (APR 1984)

20. RELATIONSHIP OF THE PARTIES

         The relationship of the parties to this Agreement is that of a prime contractor and a subcontractor, and nothing herein shall be deemed or construed to create a joint venture, partnership or agency relationship between the parties for any purpose. It is further understood that each party is an independent contractor and as such shall have no authority to bind or commit the other.

         SELLER is expressly prohibited from communicating with Government personnel with respect to any aspect of the Project under this Agreement without the prior consent of the BUYER, or as otherwise agreed by the parties. Any authorized communications between SELLER's personnel and Government personnel shall be conducted in the presence of the BUYER's Project Manager or other authorized representative unless otherwise agreed by the parties.

21. INDEMNIFICATION

         The employees of SELLER and the BUYER engaged in performance under this Agreement shall at all times be deemed to be performing as independent contractors and not as agents or employees of the other and the acts and omission of such employees shall be deemed to be those of their respective employers. SELLER shall indemnify and hold harmless the BUYER and its employees from and against any and all losses, claims, demands, judgments, costs, and expenses, of every nature and kind, arising out of or incidental to, or in any way resulting from the acts or omission of SELLER or SELLER's employees while acting within the scope of their employment.

22. LIMITATION OF OBLIGATION

         Nothing contained herein shall be deemed as obligating the BUYER to order any of the services described herein; however, when and if services are ordered by BUYER hereunder, such orders shall be subject to the terms and conditions of this Agreement.

23. RELEASE OF NEWS INFORMATION

         In the event the SELLER desires to issue a news release, public announcement, advertisement, or other form of publicity concerning their efforts in connection with this Agreement, then the SELLER, shall obtain the written approval of the BUYER prior to the release of said information and shall give full consideration to the role and contribution of the BUYER. Written approval shall not be unreasonably withheld by BUYER and shall be in accordance with the requirements of the Prime Contract.

24. NON-WAIVER OF RIGHTS

         The failure of BUYER to insist upon strict performance of the terms and conditions of this Agreement or to exercise any rights or remedies, shall not be construed as a waiver of its rights to assert any of same rights or to rely on any such terms or conditions at any time thereafter.

25. REPRESENTATIONS AND CERTIFICATIONS

         All representations and certifications which have been submitted to the BUYER in connection with the award of this Agreement are incorporated herein and made a part hereof and such have been relied upon by the BUYER in issuing this Agreement. SELLER agrees to promptly advise the BUYER should there be any change in status with respect to the matters covered by such representations and certifications.

26. ETHICAL CONDUCT

         SELLER agrees not to engage in any association, activity, work or undertaking which constitutes an unethical action, business operation or conduct in the furtherance of SELLER's production, distribution, marketing and sale of the products and services covered by this Agreement. SELLER shall promptly notify BUYER in writing, in the event (i) SELLER, SELLER's parent company or any company affiliated with SELLER or its parent company is debarred, suspended, proposed for debarment or suspension, or otherwise excluded from federal procurement and nonprocurement programs (ii) operation of segregated facilities,
(iii) use of gratuities, kickback arrangements or bribes with federal agencies or officials or (iv) noncompliance with federal laws, executive orders, judicial orders or federal regulations concerning affirmative action or equal employment opportunity.

27. SEVERABILITY

         If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court's opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the parties herein set forth.

28. APPLICABLE STATE LAW

         This Agreement shall be deemed to have been entered into in the Commonwealth of Virginia, United States of America, and shall for all purposes, be governed by and construed under the laws thereof regardless of where any court action or legal proceeding is brought in connection with this Agreement.

29. ATTACHMENTS/EXHIBITS

         The exhibits and attachments referred to in this Agreement are incorporated by reference and made a part of this Agreement. This Agreement and the exhibits and attachments hereto set forth the entire agreement between the parties.

Attachment A- Special Subcontract Flow-Down Provisions
Attachment B - Representations and Certifications

30. STATEMENT OF WORK

         SELLER shall provide the necessary personnel, material and facilities to deliver to the BUYER the supplies and services set forth in each Purchase Order. The individual Purchase Order(s) shall have a Statement of Work (Attachment C) which will give the SELLER guidance to the scope of work where support is being requested. SELLER services shall be ordered pursuant to Purchase Order(s) issued by the BUYER, and all such services shall be performed in accordance with the specific terms and conditions of each Purchase Order.

               A. Work will be performed under this Subcontract only in pursuance of written Purchase Orders approved by the BUYER's Subcontract Administrator.

               B. SELLER's proposed pricing shall be in accordance with Sections B, D, and G of this subcontract. The agreement of the parties as to the labor mix to be used and other allowable direct costs shall also be incorporated into the Purchase Order.

               C. If the SELLER disputes the Purchase Order as issued, it shall notify the BUYER's Subcontract Administrator in writing within five (5) working days. Notwithstanding this notification, me SELLER shall commence work, without delay, to provide the services and deliverables as ordered.

31. COMPLETE AGREEMENT

         This Agreement contains the entire agreement between the parties hereto with respect to the matters covered herein. No other agreements, representations, warranties or other matters, oral or written, shall be deemed to bind the parties hereto with respect to the subject matter hereof. Any changes or amendments to this Agreement may be made only in writing and signed by the parties to be bound thereby.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers "hereunto duly authorized as of the date first written above.

UNISYS CORPORATION                              CELERITY SYSTEMS, INC.


BY:                                             BY:
   ---------------------------------               -----------------------------

TYPED NAME: Dennis A. Chaloux                   TYPED NAME: William Chambers

TITLE: Sr. Subcontract Administrator            TITLE: Vice President
                                                       Business Development

DATE:                                           DATE:
     -------------------------------                 ---------------------------

                                  ATTACHMENT A

H.1 ORDERING PROVISION

The following ordering procedures shall apply to all Purchase Orders issued under any resultant Subcontract. Any supplies and/or services to be furnished under any resulting Subcontract will be ordered by issuance of a written Purchase Order. Purchase Orders shall be issued in accordance with the terms and conditions of the Subcontract Agreement.

H.2 PROCUREMENT INTEGRITY - SPECIAL PROVISIONS ON EACH PURCHASE ORDER

All Subcontractor personnel who will be personally and substantially involved in the performance of any Purchase Order issued under this contract which requires the Subcontractor to act on behalf of, or provide advice with respect to any phase of an agency procurement, as defined in FAR 3.104-4, shall execute and submit a "Employee/Contractor Non-Disclosure Agreement" Form (See Attachment in Section J). This is required prior to the commencement of any work on such Purchase Order and whenever replacement personnel are proposed under an ongoing Purchase Order.

H.3 OBSERVANCE OF LEGAL HOLIDAYS AND EXCUSED ABSENCE

The Government observes the following listed days as holidays:

New Years Day
Martin Luther King's Birthday
President's Day
Memorial Day
Independence Day
Labor Day
Columbus Day
Veteran's Day
Thanksgiving Day
Christmas

In addition to the days designated as holidays, the Government observes the following days:

Any other day designated by Federal Statute
Any other day designated by Executive Order
Any other day designated by the President's Proclamation

It is understood and agreed between the parties that the observance of such days by Government personnel shall not be a reason for an additional period of performance, or entitlement of compensation except as set forth within the Subcontract Agreement. No form of holiday or other premium compensation will be reimbursed either as a direct or indirect cost, other than normal compensation for time worked.

H.4 INSURANCE

The Subcontractor shall secure, pay the premiums for and keep in force until the expiration of the resulting Subcontract, and any renewal thereof, adequate insurance as provided below, such insurance to specifically include liability assumed by the Subcontractor under this contract.

               a. Workman's Compensation insurance as required by law of the State.

               b. Comprehensive bodily injury liability insurance with limits of not less than $500,000 for each accident

               c. Property damage liability with a limit of not less than $100,000 for each accident.

               d. Automotive bodily injury liability insurance with limits of not less than $200,000 for each person and $500,000 for each accident, and property damage liability insurance, with a limit of not less than $40,000 for each accident.

Each policy of insurance shall contain an endorsement that any cancellation or material change in the coverage adversely affecting the Government's interest shall not be effective unless the insurer or the Subcontractor gives written notice of cancellation or change, as required by the Subcontract Administrator. When the coverage is provided by self-insurance, the Subcontractor shall not change or decrease the coverage without the Subcontract Administrator's prior approval.

A certificate of each policy of insurance shall be furnished to the Subcontract Administrator within ten (10) days after notice of award certifying, among other things, that the policy contains the aforementioned endorsement. The insurance company providing the above insurance shall be satisfactory to the Government. Notice of policy changes shall be furnished to the Subcontract Administrator. The substance of this clause shall be made to flow down to any lower tier subcontractors.

H.5 IDENTIFICATION OF CONTRACTOR EMPLOYEES

         During the period of any resulting subcontract, the rights of ingress and egress to and from any office for subcontractor representatives shall be made available as required. All Subcontractor employees whose duties under the resulting subcontract requires their presence at any Government facility shall be clearly identifiable by a distinctive badge furnished by the Government. In addition, corporate identification badges will be worn on the outer garment at all times. The obtaining of the corporate identification badge is the sole responsibility of the subcontractor. All prescribed information shall immediately be delivered to the Government Security Office for cancellation or disposition upon the termination of the employment of any subcontractor personnel. All on-site subcontractor personnel shall abide by security regulations, applicable to that site.

H.6 GOVERNMENT FURNISHED ITEMS

         All Government furnished items will be identified in the appropriate Purchase Order. If any given Purchase Order issued under this contract requires work to be performed on the Government's site, the Government will provide office work space, office automation equipment and furniture for Subcontractor personnel.

H.7 NON-PERSONAL SERVICES

         (a) As stated in the Federal Register, Volume 57, No. 190, page 45096, dated September 30, 1992, Policy Letter on Inherently Governmental Functions, no personal services shall be performed under this contract. No Subcontractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Subcontractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Subcontractor employee, the Subcontractor shall promptly notify the Subcontract Administrator of this communication or action.

         (b) The Subcontractor shall not perform any inherently Governmental actions under this subcontract. No Subcontractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Subcontractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications with third parties in connection with this subcontract, Subcontractor employees shall identify themselves as Subcontractor employees and specify the name of the company for which they work.

         (c) The Subcontractor shall insure that all of its employees working on this subcontract are informed of the substance of this clause. Nothing in this clause shall limit Unisys' rights in any way under any other provision of the Subcontract, including those related to Unisys' right to inspect and accept the services to be performed under this subcontract. The substance of this clause shall be included in all subcontracts at any tier.

H.8 ORGANIZATIONAL CONFLICTS OF INTEREST

         (a) The Subcontractor warrants that, to the best of the Subcontractor's knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest (OCI), as defined in FAR 9.5, Organizational and Consultants Conflicts of Interest, or that the Subcontractor has disclosed all such relevant information.

         (b) The Subcontractor agrees that if an actual or potential OCI is discovered after award, the Subcontractor shall make a full disclosure in writing to the Subcontract Administrator. This disclosure shall include a description of actions which the Subcontractor has taken or proposes to take, after consultation with the Subcontract Administrator, to avoid, mitigate, or neutralize the actual or potential conflict.

         (c) The Subcontract Administrator may terminate this contract for convenience, in whole or in part, if it deems such termination necessary to avoid OCI. If the Subcontractor was aware of a potential OCI prior to award or discovered an actual or potential conflict after award and did not disclose or misrepresented relevant information to the Subcontract Administrator, Unisys may terminate the contract for default, advise the Government Contract Office, or pursue other remedies as may be permitted by law or this contract.

          (d) The Subcontractor shall include this clause in all subcontracts and in lower tier subcontracts unless a waiver is requested from, and granted by, the Subcontract Administrator.

          (e) In the event that a Purchase Order is issued to the Subcontractor that would require activity that would create a potential conflict of interest, the Subcontractor shall:

               (1) Notify the Subcontract Administrator of a potential conflict, and;

               (2) Recommend to the Subcontract Administrator an alternate tasking approach which would avoid the potential conflict, or

               (3) Present for approval a conflict of interest mitigation plan that will:

                    (a) Describe in detail the Purchase Order requirement that creates the potential conflict of interest; and

                    (b) Outline in detail the actions to be taken by the Subcontractor or Unisys in the performance of the task to mitigate the conflict, division of subcontractor effort, and limited access to information, or other acceptable means.

               (4) The Subcontractor shall not commence work on a Purchase Order related to a potential conflict of interest until specifically notified by the Subcontract Administrator to proceed.

               (5) If the Subcontract Administrator determines that it is in the best interest of the Government to issue a Purchase Order, notwithstanding a conflict of interest, a request for waiver shall be submitted in accordance with FAR 9.503.

                                  ATTACHMENT B
                       REPRESENTATIONS AND CERTIFICATIONS

TAXPAYER IDENTIFICATION
(FAR 52.204-3) (MAR 1994)

         (a) Definitions.

         "Common parent" as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

         "Corporate status" as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

         "Taxpayer Identification Number (TIN)" as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

         (b) All offerors are required to submit the information required in paragraphs (c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in 4.903, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

         (c) Taxpayer Identification Number (TIN).

                  (/)    [TIN: 101556194
                  ( )    TIN has been applied for.
                  ( )    TIN is not required because:
                  ( )    Offeror is a nonresident alien, foreign corporation, or
                         foreign partnership that does not have income
                         effectively connected with the conduct of a trade or
                         business in the U.S. and does not have an office or
                         place of business or a fiscal paying agent in the U.S.;
                  ( )    Offeror is an agency or instrumentality of a foreign
                         government;
                  ( )    Offeror is an agency or instrumentality of a Federal,
                         state, or local government;
                  ( )    Other. State basis. ______________________________.

         (d) Corporate Status.

                  ( )    Corporation providing medical and health care services,
                         or engaged in the billing and collecting of payments
                         for such services;
                  (?)    Other corporate entity;
                  ( )    Not a corporate entity;
                  ( )    Sole proprietorship

                  ( )    Partnership
                  ( )    Hospital or extended care facility described in 26 CFR
                         501(c)(3) that is exempt from taxation under 26 CFR 501
                         (a).

         (e) Common Parent.

                  (/)    Offeror is not owned or controlled by a common parent
                         as defined in paragraph (a) of this clause.
                  ( )    Name and TIN of common parent:

                  Name
                  TIN_________________________________

Offerors must complete the following representations when the resulting contract is to be performed inside the United States its territories or possessions Puerto Rico, the Trust Territory of the Pacific Islands or the District of Columbia.

SMALL BUSINESS CONCERN REPRESENTATION
(FAR 52.219-1 ) (FEB 1990)

         (a) Representation. The offeror represents and certifies as part of its offer that it (/) is, ( ) is not a small business concern and that (/) all, ( ) not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.

         (b) Definition.

         Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

         (c) Notice. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in paragraph (a) of this clause in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall (1) be punished by imposition of a fine, imprisonment, or both (2) be subject to administrative remedies; and (3) be ineligible for participation in programs conducted under the authority of the Act.

SMALL DISADVANTAGED BUSINESS CONCERN
REPRESENTATION (FAR 52.219-2) (FEB 1990)

         (a) Representation. The offeror represents that it ( ) is, (/) is not a small disadvantaged business concern.

         (b) Definitions.

         Asian Pacific Americans, as used in this provision, means United States citizens whose origins are in Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, the U.S. Trust Territory of the

Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshal Islands, or the Federated States of Micronesia.

         Indian tribe, as used in this provision, means any Indian tribe, band, nation, or other organized group or community of Indians, including any Alaska Native Corporation as defined in 13 CFR 124.1000 which is recognized as such by the State in which such tribe, band, nation, group or community resides.

         Native Americans, as used in this provision, means American Indians, Eskimos, Aleuts, and native Hawaiians.

         Native Hawaiian Organization, as used in this provision, means any community service organization serving Native Hawaiians in, and chartered as a not-for-profit organization by, the State of Hawaii, which is controlled by Native Hawaiians, and whose business activities will principally benefit such Native Hawaiians.

         Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR part 121.

         Small disadvantaged business concern, as used in this provision, means a small business concern that (a) is at least 51 percent owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals and (b) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR part 124.

         Subcontinent Asian Americans, as used in this provision, means United States citizens whose origins are in India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal.

         (c) Qualified groups. The offeror shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other individuals found to be qualified by SBA under 13 CFR 124. The offeror shall presume that socially and economically disadvantaged entities also include Indian tribes and Native Hawaiian Organizations.

WOMEN-OWNED SMALL BUSINESS REPRESENTATION
(FAR 52.219-3) (APR 1984)

         (a) Representation. The offeror represents that it ( ) is, (/) is not a women-owned small business concern.

         (b) Definitions.

         "Small business concern", as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominate in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

         "Women-owned", as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.

WOMEN-OWNED BUSINESS
(FAR 52.204-5) (OCT 1995)
(SOLICITATIONS ANTICIPATED TO EXCEED $100,000)

         As prescribed in FAR 4.603(b):     /

         (a) Representation. The offeror represents that it ( ) is, (/); not a women-owned business concern.

         (b) Definition. Women-owned business concern, as used in this provision means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business at least 51 percent of the stock of which is owned by one or more women; whose management and daily business operations are controlled by one or more women.

The following certifications and representations are required to implement provisions of Executive Order 11246 and must be completed by all Offerors.

CERTIFICATION OF NONSEGREGATED FACILITIES
(FAR 52.222-21) (APR 1984)

         (a) Segregated facilities, as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

         (b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

         (c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will--

               (1 ) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause:

               (2) Retain the certifications in the files; and

               (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR
CERTIFICATIONS OF NONSEGREGATED FACILITIES

         A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually). NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.

PREVIOUS CONTRACTS AND COMPLIANCE REPORTS
(FAR 52.222-22) (APR 1984)

         The offeror represents that--

         (a) It ( ) has, (/) has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

         (b) It ( ) has, (/) has not filed all required compliance reports; and

         (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

AFFIRMATIVE ACTION COMPLIANCE
(FAR 52.222-25) (APR 1984)

The offeror represents that--

         (a) It ( ) has developed and has on file, (/) has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or

         (b) It (/) has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (FAR 52.203.11 )(JAN 1990) (SOLICITATIONS EXPECTED TO EXCEED $100,000)

         (a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph
(b) of this certification.

         (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief as of December 12, 1989, that--

               (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

               (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities. to the Contracting Officer; and

               (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

         (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

BUY AMERICAN ACT-TRADE AGREEMENTS-BALANCE OF PAYMENTS PROGRAM CERTIFICATE (52.225-8) (JAN 1994)

As prescribed in FAR 25.408(a)(1)

         (a) The offeror hereby certifies that each end product, except those listed in paragraph (b) of this provision, is a domestic end product (as defined in the clause entitled "Buy American Act" - Trade Agreements Balance of Payments Program) and that components of unknown origin have been mined, produced, or manufactured outside the United States, a designated country, a North American Free Trade Agreement (NAFTA) Country, or a Caribbean Basin country, as defined in section 25.401 of the Federal Acquisition Regulation.

         (b) Excluded End Products:

Line Item Number           Country of Origin

___________________________________________________
___________________________________________________
___________________________________________________
             (List as necessary)

         (c) Offers will be evaluated by giving certain preferences to domestic end products, designated country end products, NAFTA country end products, and Caribbean Basin country end products over other end products. In order to obtain these preferences in the evaluation of each excluded end product listed in paragraph (b) of this provision, offerors must identify and certify below those excluded end products that are designated or NAFTA country end products, or Caribbean Basin country end products. Products that are not identified and certified below will not be deemed designated country end products, NAFTA country end products, or Caribbean Basin country end products. Offerors must certify by inserting the applicable line item numbers in the following:

         (1) The offeror certifies that the following supplies qualify as "designated or NAFTA country end products" as those terms are defined in the clause entitled "Buy American Act - Trade Agreements Act - Balance of Payments Program":

         _______________________________________________
                  (Insert Line item numbers)

         (2) The offeror certifies that the following supplies qualify as "Caribbean Basin country end products" as that term is defined in the clause entitled "Buy American Act -Trade Agreements - Balance of Payments Program":

         _______________________________________________
                  (Insert Line item numbers)

         (d) Offers will be evaluated in accordance with Part 25 of the Federal Acquisition Regulation.

BUY AMERICAN ACT-NORTH-AMERICAN FREE TRADE AGREEMENT IMPLEMENTATION ACT-BALANCE OF PAYMENTS PROGRAM CERTIFICATE
(52.225-20) (JAN 1997)

(a) The offeror certifies that each end product, except those listed in paragraph (g)(2) of this provision, is a domestic end product (as defined in the clause entitled "Buy American Act-North American Free Trade Agreement Implementation Act-Balance of Payments Program") and that components of unknown origin have been considered to have been mined, produced, or manufactured outside the United States.

(b)  Excluded End Products:

_______________________________________________
Line Item No.     Country of Origin

_______________________________________________
           (List as necessary)

_______________________________________________

(c) Offers will be evaluated by giving certain preferences to domestic end products or NAFTA country end products over other end products. In order to obtain these preferences in the evaluation of each excluded end product listed in paragraph (b) of this provision, offerors must identify and certify below those excluded end products that are NAFTA country end products. Products that are not identified and certified below will not be deemed NAFTA country end products.

The offeror certifies that the following supplies qualify as "NAFTA country end products" as that term is defined in the clause entitled "Buy American Act-North American Free Trade Agreement Implementation Act-Balance of Payments Program."

_______________________________________________
Line Item No.--   Country of Origin

_______________________________________________
              (List as necessary)

(d) Offers will be evaluated in accordance with Part 25 of the Federal Acquisition Regulations.

                               (End of provision)

The following certification and representations is required to implement provisions of Executive Order 12549 and must be completed by all Offerors.

CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER

RESPONSIBILITY MATTERS (FAR 52.209-5) (MAY 1989)

         (a)   (1)    The Offeror certifies, to the best of its knowledge and
                      belief, that-

                      (i) The offeror and/or any of its Principals --

                           (A) Are ( ) are not (/) presently debarred,
suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

                           (B) Have ( ) have not (/) within a 3-year period
preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

                           (C) Are ( ) are not (/) presently indicted for, or
otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (A)(1)(i)(B) of this provision.
                    (ii) The Offeror has ( ) has not (/) within a 3-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

               (2) "Principals", for the purposes of this certification, means officers; directors; owners, partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division or business segment, and similar positions).

         THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

         (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reasons of changed circumstances.

         (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

         (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

         (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

CERTIFICATION:

The undersigned certifies under penalty of law that the information provided above to the best of his/her knowledge is true and correct. I have executed this certification as of the day and year stated below.


---------------------------------------
Signature of authorized representative

William Chambers
---------------------------------------
Typed name of authorized representative

Vice President Business Development
---------------------------------------
Title of authorized representative

           6/26/97
----------------------------------------
                  Date


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